                            PRUDENTIAL MUTUAL FUNDS
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292

                                                                 August  , 1996

Dear Shareholder:

  Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

  Meetings of your Fund and of other Funds within the Prudential Mutual Fund Complex are being held on October 30, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we usually have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared for these Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

  We have retained an outside proxy solicitation firm to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

  You will receive a separate proxy statement and proxy card for each Fund that you own. If you hold shares in more than one of the Funds or you have more than one account holding Fund shares (e.g., an individual account and an IRA), you will receive multiple copies of this Proxy Statement and proxy cards for each of your Fund accounts. Please vote each proxy card you receive.

  Thank you for your attention to this matter and for your continuing investment in the Prudential Mutual Funds.

                                          Very truly yours,
                                          /s/ Richard A. Redeker
                                          Richard A. Redeker
                                          President
                                          Prudential Mutual Fund Management


 Proxy cards for each of your Funds are enclosed along with the proxy statement. Please vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" the nominees for Board member and "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: The purpose of this proxy is to ask you to vote on three primary issues:

  . to elect twelve Board members;

  . for most Funds, to approve changes to your Fund's fundamental investment restrictions; and

  . for most Funds, to ratify the selection of your Fund's independent accountants for the current year.

Q: WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A: In the past, when we have solicited proxies for your Fund, we have generally enclosed a proxy statement directed solely to the shareholders of one Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared for these Funds.

Q: WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A: You will receive a separate proxy statement for each Fund that you own.
   Also, if you hold shares in more than one account, for example, in an individual account and in an IRA, you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q: WHY ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A: An advisory group comprised of independent directors of the Prudential
   Mutual Funds, including a number of the existing Board members of the Funds (the Advisory Group), assisted by representatives of Prudential Mutual Fund Management, formed a corporate governance task force and considered issues relating to the management and governance of the Funds. The Advisory Group recommended to the Fund Boards, as part of an overall plan to coordinate and enhance the efficiency of the operation of the Funds, that the Prudential Mutual Funds should be restructured with fewer boards in the Complex. The Fund Boards adopted the recommendations of the Advisory Group and nominated twelve individuals drawn primarily from existing Boards. Eight of the individual Board nominees are independent of Prudential. Said differently, if the Shareholders approve the proposal and the nominees are elected, more of the Prudential Mutual Funds would have identical Board compositions than presently is the case. The Boards believe that coordinated governance through this Board restructuring will benefit each of the Funds.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A: No. The management fees charged to each Fund will remain the same.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' AND TRUSTEES' FEES?

A: It is anticipated that, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not for the most part be higher than they are currently.

Q: WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING
   CHANGED?

A: A Fund's "fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote-- even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions either when the Fund was created or at a later date, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

   The Fund Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated and that other fundamental restrictions should be modernized and made more uniform. The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility.

Q: DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY
   FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A: No. None of the proposals would change the investment objective of any Fund or any series thereof.

Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL
   RESTRICTIONS?

A: The Boards do not believe that the proposed changes to fundamental investment restrictions will result at this time in a major restructuring of the investment portfolio of any Fund or any series thereof. The changes will allow each applicable Fund greater flexibility to respond to investment opportunities. By making certain investment policies and restrictions non-fundamental, the Board may make changes in the future that it considers desirable without the necessity of a shareholder vote and without incurring additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q: WHAT ARE MY BOARD'S RECOMMENDATIONS?

A: The Board of each Fund has recommended that you vote "FOR" the nominees for Board member and "FOR" each Proposal that applies to your Fund.


 The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Enclosed you will find one or more proxy cards relating to each of the Funds for which you are entitled to vote. Please indicate your voting instructions on each of the enclosed proxy cards, date and sign them, and return them in the envelope provided. If you sign, date and return a proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director or trustee named in the attached proxy statement and "FOR" all other proposals indicated on the cards. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing in your proxy cards promptly. Unless proxy cards are signed by the appropriate persons as indicated in the instructions below, they will not be voted.


                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                         VALID SIGNATURE
                    ------------                   ----------------------------
   Corporate Accounts
     (1) XYZ Corp................................  XYZ Corp.
                                                   Jane L. Doe, Treasurer
     (2) XYZ Corp................................  Jane L. Doe, Treasurer
     (3) XYZ Corp. c/o Jane L. Doe, Treasurer....  Jane L. Doe
     (4) XYZ Corp. Profit Sharing Plan...........  Jane L. Doe, Trustee
   Partnership Accounts
     (1) The ABC Partnership.....................  Robert Fogg, Partner
     (2) Fogg and Hale, Limited Partnership......  Robert Fogg, General Partner
   Trust Accounts
     (1) ABC Trust Account.......................  William X. Smith, Trustee
     (2) Ron F. Anderson, Trustee u/t/d
      12/28/78...................................  Ron F. Anderson
   Custodial or Estate Accounts
     (1) Katherine T. John, Cust. F/b/o Albert T.
       John, Jr. UGMA/UTMA.......................  Katherine T. John
     (2) Estate of Katherine T. John.............  Albert T. John, Executor

                     PRUDENTIAL CALIFORNIA MUNICIPAL FUND
                    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                    PRUDENTIAL GOVERNMENT SECURITIES TRUST
                       PRUDENTIAL HIGH YIELD FUND, INC.
                     PRUDENTIAL MORTGAGE INCOME FUND, INC.
                        PRUDENTIAL MUNICIPAL BOND FUND
                       PRUDENTIAL MUNICIPAL SERIES FUND
                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.

                               ----------------

                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292

                               ----------------

   NOTICE OF JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON

                               OCTOBER 30, 1996

                               ----------------
To The Shareholders:

  Joint meetings of the shareholders of each of the above-listed investment companies (Funds) will be held at One Seaport Plaza, 199 Water Street, 35th Floor, New York, New York, on October 30, 1996 at 9:00 a.m., Eastern time, for the purpose of considering the following proposals with respect to the Funds:

    1. For each Fund, to elect twelve members to its Board of Directors or Trustees.

    2. For Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund and Prudential National Municipals Fund, Inc., to approve certain changes to such Fund's fundamental investment policies or restrictions.

    3. For each Fund (except Prudential California Municipal Fund and Prudential Municipal Series Fund), to ratify the selection of independent accountants for such Fund's current fiscal year.

    4. For each Fund, to transact such other business as may properly come before the meeting and any adjournments thereof.

  For Prudential Diversified Bond Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential National Municipals Fund, Inc. and Prudential Structured Maturity Fund, Inc., the meetings will be the Funds' annual meetings. For the other Funds, the meetings are special meetings.

  You are entitled to vote at the meetings, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on August 9, 1996. If you attend the meetings, you may vote your shares in person. If you do not expect to attend the meetings, please complete, date, sign and return each enclosed proxy card in the enclosed postage paid envelope.
                                          By order of the Boards.

                                          S. Jane Rose
                                          Secretary
August  , 1996

- -------------------------------------------------------------------------------
 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY
 RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.
 IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER
 SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
- -------------------------------------------------------------------------------

                     PRUDENTIAL CALIFORNIA MUNICIPAL FUND
                    PRUDENTIAL DIVERSIFIED BOND FUND, INC.
                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                    PRUDENTIAL GOVERNMENT SECURITIES TRUST
                       PRUDENTIAL HIGH YIELD FUND, INC.
                     PRUDENTIAL MORTGAGE INCOME FUND, INC.
                        PRUDENTIAL MUNICIPAL BOND FUND
                       PRUDENTIAL MUNICIPAL SERIES FUND
                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.

                               ----------------

                               ONE SEAPORT PLAZA

                           NEW YORK, NEW YORK 10292

                               ----------------

                                PROXY STATEMENT

               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS

                        TO BE HELD ON OCTOBER 30, 1996

                               ----------------

  This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies (Funds) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of Shareholders to be held at One Seaport Plaza, 199 Water Street, 35th Floor, New York, New York 10292 on October 30, 1996, at 9:00 a.m., Eastern time, or any adjournment or adjournments thereof. For Prudential Diversified Bond Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential National Municipals Fund, Inc. and Prudential Structured Maturity Fund, Inc., the meetings will be the Funds' Annual Meetings of Shareholders. For each other Fund, the meetings are Special Meetings. This proxy statement is being first mailed to Shareholders on or about August , 1996.

  Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation, except for Prudential California Municipal Fund, Prudential Government Securities Trust, Prudential Municipal Bond Fund and Prudential Municipal Series Fund, which are organized as Massachusetts business trusts. Each Fund's shares of common stock, in the case of Maryland corporations, or shares of beneficial interest, in the case of Massachusetts business trusts, are referred to as "Shares," and the holders of the Shares are "Shareholders"; and each Fund's board of directors or trustees is referred to as a "Board," and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be. A listing of the formal name for each Fund, the abbreviated name for each Fund that is used in this proxy statement and the proposals applicable to each Fund are set forth below.

                                                  ABBREVIATED NAME   PROPOSALS
                                                    USED IN THIS     APPLICABLE
FUND NAME                                         PROXY STATEMENT     TO FUND
- ---------                                       -------------------- ----------
Prudential California Municipal Fund........... California Municipal 1 and 2
Prudential Diversified Bond Fund, Inc.......... Diversified Bond     1, 2 and 3
Prudential Government Income Fund, Inc......... Government Income    1, 2 and 3
Prudential Government Securities Trust......... GST                  1 and 3
Prudential High Yield Fund, Inc................ High Yield           1, 2 and 3
Prudential Mortgage Income Fund, Inc........... Mortgage Income      1, 2 and 3
Prudential Municipal Bond Fund................. Municipal Bond       1, 2 and 3
Prudential Municipal Series Fund............... Muni Series          1 and 2
Prudential National Municipals Fund, Inc....... National Municipals  1, 2 and 3
Prudential Structured Maturity Fund, Inc....... Structured Maturity  1 and 3

  Prudential Mutual Fund Management, Inc. (Prudential Mutual Fund Management, PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Funds' Manager under a management agreement with each Fund (the Management Agreement). Investment advisory services are provided to each Fund by PMF through its affiliate, The Prudential Investment Corporation (PIC or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement. PMF and PIC are subsidiaries of The Prudential Insurance Company of America (Prudential) and are part of Prudential's Money Management Group. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292 serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837. As of June 30, 1996, PMF served as the manager to 39 open-end investment companies and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $52 billion. As part of a corporate restructuring, PMF intends to reorganize as a limited liability company on or before December 31, 1996. This reorganization will have no impact on the provision of services to the Funds. This reorganization will not result in a change of management or control within the meaning of the Investment Company Act and does not require Shareholder approval. Each Fund has a Board of Directors or Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                              VOTING INFORMATION

  For each Fund, the presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings.

  If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals Nos. 1 and 3, for which the required vote is a plurality or majority number of the votes cast, but effectively will be a vote against Proposal No. 2, which requires approval of a majority of the outstanding voting securities under the Investment Company Act.

  The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

  The close of business on August 9, 1996 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at the Meetings. Information as to the number of outstanding Shares for each Fund as of August 9, 1996 is set forth below:

                          NUMBER OF   NUMBER OF   NUMBER OF   NUMBER OF
                           CLASS A     CLASS B     CLASS C     CLASS Z   TOTAL NUMBER
                           SHARES      SHARES      SHARES      SHARES     OF SHARES
FUND                     OUTSTANDING OUTSTANDING OUTSTANDING OUTSTANDING OUTSTANDING
- ----                     ----------- ----------- ----------- ----------- ------------
Prudential California
 Municipal Fund
  California Income
   Series...............
  California Series.....
  California Money
   Market Series*.......
Prudential Diversified
 Bond Fund, Inc. .......
Prudential Government
 Income Fund, Inc. .....
Prudential Government
 Securities Trust.......
  Money Market Series...
  Short-Intermediate
   Term Series*.........
  U.S. Treasury Money
   Market Series*.......
Prudential High Yield
 Fund, Inc. ............
Prudential Mortgage
 Income Fund, Inc. .....
Prudential Municipal
 Bond Fund
  Insured Series........
  High Yield Series.....
  Intermediate Series...
Prudential Municipal
 Series Fund
  Connecticut Money
   Market Series*.......
  Florida Series........
  Hawaii Income Series..
  Maryland Series.......
  Massachusetts Series..
  Massachusetts Money
   Market Series*.......
  Michigan Series.......
  New Jersey Money
   Market Series*.......
  New Jersey Series.....
  New York Series.......
  New York Money Market
   Series*..............
  North Carolina
   Series...............
  Ohio Series...........
  Pennsylvania Series...
Prudential National
 Municipals Fund,
 Inc. ..................
Prudential Structured
 Maturity Fund, Inc. ...

- --------
 * Shares outstanding are not designated by class type as Series only has one class of shares authorized.

  None of the items on the agenda require separate voting by class, although Proposal No. 2 requires separate voting by Series for those Funds with Series of shares. Each share of each class is entitled to one vote. [Management does not know of any person who owned beneficially 5% more of the Shares of any Fund as of August 9, 1996.] [Information about persons who owned beneficially more than 5% of the Shares of any Fund as of August 9, 1996 is set forth in Exhibit F.] To the knowledge of management, the executive officers and Board

Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of August 9, 1996.

  COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS OR ARE ENCLOSED WITH THIS PROXY STATEMENT. SHAREHOLDERS OF ANY FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF A FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, OR BY CALLING 1-800-225-1852 (TOLL FREE).

  Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                       ELECTION OF DIRECTORS OR TRUSTEES
                               (PROPOSAL NO. 1)

  RELEVANT FUNDS. All Funds.

  DISCUSSION. The Board of each Fund has acted to expand its membership and has nominated the twelve individuals identified below for election to the related Fund's Board at its Meeting. Under Proposal No. 1, Shareholders of each Fund are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits A through D hereto. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the earlier to occur of the next meeting of Shareholders at which Board Members are elected and until their successors are elected and qualified or until their terms expire in accordance with the Fund's retirement policy. The Funds do not intend to hold annual meetings of shareholders unless the election of Directors (or Trustees) is required under the Investment Company Act. Accordingly, if elected, each nominee will serve for a term of unlimited duration until his or her term expires in accordance with the Fund's retirement policy or until the next meeting of shareholders at which Directors or Trustees are elected, whichever is earlier. Each Fund's retirement policy generally calls for the retirement of Directors or Trustees on December 31 of the year in which they reach the age of 72, except that there is a phase-in period for Board Members who were 68 and older as of December 31, 1993. Under this phase-in period, such Board Members will retire on or before December 31, 1999.

  The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the Prudential Mutual Fund Complex. This plan was developed by an advisory group of current Board Members who are not "interested persons" of the Funds, as defined in the Investment Company Act (independent Board Members), with the assistance of representatives of Prudential Mutual Fund Management, who formed a corporate governance task force. The Advisory Group considered various matters related to the management and governance of the Funds and made recommendations to the Boards, including proposals concerning the number of mutual fund boards, the size and composition of such Boards, retirement policies and related matters. These proposals were adopted by the Boards at meetings in November 1995 and during the first quarter of 1996, and are summarized below. The Boards acted in 1996 to establish the size of the Board at twelve. The nominees for independent Board memberships were selected by the nominating committees of the Board of each Fund. With the exception of the nominations for Board membership, which are the subject of Proposal No. 1, no Shareholder action is required with respect to the Advisory Group recommendations. If all of the nominees are elected, some Funds will have more Board members than they currently have. Notwithstanding this increase in the number of Board Members, it is anticipated that, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not for the most part be higher than they currently are. Board fees are reviewed periodically by each Fund's Board and may be changed in the future.

  The Boards believe that coordinated governance through this Board restructuring will benefit each of the Funds. Despite some recent consolidations, the Prudential Mutual Fund Complex has grown substantially in size in the years since the current Boards were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs. The Advisory Group concluded that the Prudential Mutual Fund Complex would operate more efficiently and economically with fewer boards. The Prudential Mutual Fund Complex currently includes over 70 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies with over 12 different boards (clusters). The Advisory Group recommended that the number of Board clusters be reduced from the present level to four. The proposed Board cluster covered by this proxy statement would include municipal and domestic taxable bond funds. The other Board clusters would focus on other types of investments. The Boards believe that the Funds will benefit from having Board Members focus on the issues relating to these types of Funds and to investing in these types of securities. The Boards believe that greater efficiencies would result through the holding of joint Board and shareholder meetings. Coordinated governance within the Prudential Mutual Fund Complex also will reduce the possibility that separate Boards might arrive at conflicting decisions regarding the operation and management of the Funds.

  The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the restructured Boards. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Boards. Eight of the twelve nominees have no affiliation with PMF, Prudential Securities or Prudential and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Funds and management. Currently, they also constitute the members of the Boards' audit and nominating committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the Prudential Mutual Fund Complex and understands the operations of the complex.

  As recommended by the Advisory Group, the compensation paid to independent Board Members will change. The Advisory Group has recommended that, initially, under the new structure, each independent Board Member be paid annual fees in the aggregate of $45,000 for this Fund cluster. There will be no additional compensation for serving on committees or for attending meetings. For the most part, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently. "Interested" Board Members will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. The annual Board fees per Fund and per cluster are subject to the approval of the new Boards upon their election. Thereafter, annual Board fees may be reviewed periodically and changed by each Fund's Board.

  The following table sets forth information relating to the compensation paid to Board Members (i) specifically by the Fund during such Fund's last fiscal year and (ii) in the aggregate for the calendar year ended December 31, 1995:

                              COMPENSATION TABLE

                                                                                                                      TOTAL
                                                                                                                   COMPENSATION
                                                                                                                     PAID TO
                                                                                                                      BOARD
                                                                                                                     MEMBERS
                                                             AGGREGATE                                              FROM FUNDS
                                                            COMPENSATION                                             AND FUND
 BOARD MEMBER(1)                                              FROM FUND                                             COMPLEX(2)
- ----------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA DIVERSIFIED GOVERNMENT         HIGH  MORTGAGE MUNICIPAL  MUNI   NATIONAL  STRUCTURED
                   MUNICIPAL     BOND       INCOME    GST   YIELD   INCOME    BOND    SERIES MUNICIPALS  MATURITY
 Beach, Edward
  D..............    $4,000        --       $8,000      --     --   $7,500   $9,000   $9,000      --         --      $183,500(22)+
 Dorsey, Eugene
  C..............    $4,000     $7,500         --       --     --   $7,500      --    $9,000      --         --      $ 75,500(9)+
 Fortune, Robert,
  R.*............       --         --          --       --     --      --       --       --       --      $6,000     $ 20,250(3)+
 Gold, Delayne
  D. ............    $4,000        --       $8,000   $9,200 $9,200  $7,500      --    $9,000   $7,700     $6,000     $183,250(24)+
 Hauspurg,
  Arthur*........       --         --          --    $9,000 $9,000     --       --       --    $7,500        --      $ 37,500(5)+
 Jacobs, Jr.,
  Harry A. ......
 Lennox, Donald
  D..............       --         --          --       --     --      --    $9,000      --       --         --      $ 90,000(10)+
 McCorkindale,
  Douglas*.......       --         --          --       --     --      --    $9,000      --       --         --      $ 63,750(7)+
 Mooney, Thomas
  T..............    $4,000        --       $8,000      --     --   $7,500   $9,000   $9,000      --         --      $129,625(14)+
 Munn, Stephen
  P.*............       --         --          --    $9,000 $9,000     --       --       --    $7,500        --      $ 39,375(6)+
 O'Brien, Thomas
  H..............    $4,000        --       $8,000      --     --   $7,500      --    $9,000      --         --      $ 44,000(6)+
 Owens Jr.,
  Thomas A.*.....       --         --       $8,000      --     --      --       --       --       --      $6,000     $ 87,000(12)+
 Redeker, Richard
  A. ............
 Sandberg, Sir
  Michael*.......       --         --          --       --     --      --       --       --       --         --      $ 22,000(2)+
 Shirk, Stanley
  E.*............       --         --       $8,000      --     --      --       --       --       --         --      $ 79,000(8)+
 Smith, Robin
  B.*............       --      $7,500         --       --     --      --       --       --       --         --      $100,741(10)+
 Teeters, Nancy
  H..............    $4,000        --          --       --     --   $7,500      --    $9,000      --         --      $107,500(13)+
 Weil, III, Louis
  A..............       --         --          --    $9,000 $9,000     --    $9,000      --    $7,500        --      $ 93,750(11)+
 Wellington,
  Robert H.*.....       --         --          --       --     --      --       --       --       --         --      $ 19,000(3)+
 Welshans, Merle
  T.*............       --         --          --       --     --      --       --       --       --      $6,000     $ 20,250(3)+

- --------
* Indicates Board Member who is not standing for reelection.
+ Indicates number of funds in Fund Complex (including the Funds) to which aggregate compensation relates.
(1) Board members who were not independent did not receive compensation from the Funds or Fund Complex. All other Board members listed above are deemed to be independent Board members.
(2) No fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

  In connection with the Advisory Group recommendations for a restructuring of the Prudential Mutual Fund Boards, PMF offered to pay from its own resources a one-time retirement package to the independent Board Members. The purpose of the one-time retirement package was to reduce the overall number of Board Members in the Prudential Mutual Fund Complex. The retirement package would be equal to twice the current aggregate annual Board fees but not to exceed $75,000 per Director/Trustee plus $2,000 for every year of service in excess of ten years. Retirement would be effective in late 1996 or early 1997 after the Shareholder Meetings. On a complex-wide basis, fourteen independent Board Members have accepted this offer and are not standing for reelection to any Fund's Board. On a complex-wide basis, there will be seventeen Board Members who are not affiliated with PMF or Prudential Securities standing for reelection to one or more of the four Board clusters.

  Board Members may elect to receive their Directors' or Trustees' fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the applicable Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' and Trustees' fees, together with interest thereon, is a general obligation of the Fund.

  The nominees for election as Board members, their ages and a description of their principal occupations are listed below. Further information about the nominees or current Board members standing for reelection is set forth in Exhibits A through D. A table indicating each nominee's ownership of Fund shares is attached as Exhibit B.

NAME, AGE, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER
DIRECTORSHIPS.

  Edward D. Beach (71), President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture Industries, Inc.; Certified Public Accountant; Secretary and Treasurer of Broyhill Family Foundation, Inc.; Member of the Board of Trustees of Mars Hill College; President and Director of First Financial Fund, Inc. and The High Yield Plus Fund, Inc.; President and Director of Global Utility Fund, Inc.; Director of The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc. and Prudential Special Money Market Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund.

  Eugene C. Dorsey (69), Retired President, Chief Executive Officer and Trustee of the Gannett Foundation (now Freedom Forum); former Publisher of four Gannett newspapers and Vice President of Gannett Company; former chairman of Independent Sector, Washington, D.C. (national coalition of philanthropic organizations); former Chairman of the American Council for the Arts; Director of the Advisory Board of Chase Manhattan Bank of Rochester, Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Jennison Fund, Inc., Prudential Mortgage Income Fund, Inc. and The High Yield Income Fund, Inc.; Trustee of Prudential California Municipal Fund, Prudential Municipal Series Fund and The Target Portfolio Trust.

  Delayne Dedrick Gold (58), Marketing and Management Consultant; Director of Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc. and Prudential World Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command

Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund, Prudential Government Securities Trust and Prudential Municipal Series Fund.

  *Robert F. Gunia (49), Director, Chief Administrative Officer, Executive Vice President, Treasurer and Chief Financial Officer of PMF; Comptroller of the Money Management Group of Prudential (since 1996); Senior Vice President of Prudential Securities; Vice President and Director of Nicholas-Applegate Fund, Inc. and The Asia Pacific Fund, Inc.

  *Harry A. Jacobs, Jr. (75), Senior Director (since January 1986) of Prudential Securities; formerly Interim Chairman and Chief Executive Officer of PMF (June-September 1993); formerly Chairman of the Board of Prudential Securities (1982-1985) and Chairman of the Board and Chief Executive Officer of Bache Group Inc. (1977-1982); Director of Prudential Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., The First Australia Fund, Inc. and The First Australia Prime Income Fund, Inc.; Trustee of the Trudeau Institute, Command Money Fund, Command Government Fund, Command Tax-Free Fund, Prudential California Municipal Fund and Prudential Municipal Series Fund.

  Donald D. Lennox (77), Chairman (since February 1990) and Director (since April 1989) of International Imaging Materials, Inc.; Retired Chairman, Chief Executive Officer and Director of Schlegel Corporation (industrial manufacturing) (March 1987-February 1989); Director of Gleason Corporation, Personal Sound Technologies, Inc., Prudential Global Genesis Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc., The Global Government Plus Fund, Inc. and The High Yield Plus Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and The Target Portfolio Trust.

  *Mendel A. Melzer (35), Chief Financial Officer (since November 1995) of the Money Management Group of Prudential; formerly Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services (April 1993-- November 1995); Managing Director of Prudential Investment Advisors (April 1991--April 1993); Senior Vice President of Prudential Capital Corporation (July 1989--April 1991); Chairman and Director of Prudential Series Fund, Inc.

  Thomas T. Mooney (54), President of the Greater Rochester Metro Chamber of Commerce; former Rochester City Manager; Trustee of Center for Governmental Research, Inc.; Director of Blue Cross of Rochester, Monroe County Water Authority, Rochester Jobs, Inc., Executive Service Corps of Rochester, Monroe County Industrial Development Corporation, Northeast Midwest Institute, The Business Council of New York State, Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc., First Financial Fund, Inc., The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc. and The High Yield Plus Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund.

  Thomas H. O'Brien (71), President of O'Brien Associates; formerly President of Jamaica Water Securities Corp. (February 1989--August 1990); Chairman and Chief Executive Officer (September 1987--February 1989) and Director (September 1987--August 1990) of Jamaica Water Supply Company; formerly Director of TransCanada Pipelines U.S.A. Ltd. (1984-June 1989); Director of Ridgewood Savings Bank, Prudential Equity Fund, Inc., Prudential Government Income Fund, Inc. and Prudential Mortgage Income Fund, Inc.; and Trustee of Hofstra University; Trustee of Prudential California Municipal Fund and Prudential Municipal Series Fund.
- --------
 * Is or will be an "interested" Director or Trustee, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.

  *Richard A. Redeker (53), President, Chief Executive Officer and Director (since October 1993) of PMF; Executive Vice President, Director and Member of the Operating Committee (since October 1993) of Prudential Securities; Director (since October 1993) of Prudential Securities Group, Inc; formerly Senior Executive Vice President and Director of Kemper Financial Services, Inc. (September 1978--September 1993); Director of Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Global Total Return Fund, Inc., The Global Government Plus Fund, Inc., and The High Yield Income Fund, Inc.; Trustee of Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Government Securities Trust, Prudential Municipal Bond Fund, Prudential Municipal Series Fund and The Target Portfolio Trust. Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of the Manager on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as President of the Funds./1/

  Nancy H. Teeters (66), Economist; formerly Vice President and Chief Economist (March 1986--June 1990) of International Business Machines Corporation; Director of Inland Steel Corporation (since July 1991), Global Utility Fund, Inc., Prudential Equity Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Special Money Market Fund, Inc., First Financial Fund, Inc. and The Global Total Return Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund and Prudential Municipal Series Fund.

  Louis A. Weil, III (55), President and Chief Executive Officer (since
January 1996) and Director (since September 1991) of Central Newspapers, Inc.; Chairman of the Board (since January 1996), Publisher and Chief Executive Officer (August 1991--December 1995) of Phoenix Newspapers, Inc.; formerly Publisher of Time Magazine (May 1989--March 1991); formerly President, Publisher and Chief Executive Officer of The Detroit News (February 1986-- August 1989); formerly member of the Advisory Board of Chase Manhattan Bank-Westchester; Trustee of Prudential Allocation Fund, Prudential Distressed Securities Fund, Inc., Prudential Equity Income Fund, Prudential Government Securities Trust and Prudential Municipal Bond Fund; Director of Prudential Global Genesis Fund, Inc., Prudential High Yield Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Small Companies Fund, Inc.,
Prudential Tax-Free Money Fund, Inc. and The Global Government Plus Fund, Inc.
- --------
 * Is or will be an "interested" Director or Trustee, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.
 /1/ Mr. Redeker has resigned as President and Chief Executive Officer and
     Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of the Manager on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as President of the Funds.

  Each Fund has a Nominating Committee and an Audit Committee, the members of which are the independent Board members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by Shareholders to fill vacancies on the Board. Information about the number of Board and Committee meetings held during the most recent fiscal year ended for each Fund is included in Exhibit C. Information concerning Fund officers is set forth in Exhibit D.

  REQUIRED VOTE. The nominees receiving the affirmative vote of a majority (California Municipal, GST, High Yield, Mortgage Income, Municipal Bond, Muni Series, National Municipals and Structured Maturity) or a plurality (Diversified Bond, Government Income) of the votes cast will be elected, provided a quorum is present.

  EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                 APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES

                               (PROPOSAL NO. 2)

  RELEVANT FUNDS. Changes to fundamental investment restrictions and policies are proposed for all Funds, except GST and Structured Maturity. Some of the proposed changes apply only to certain Funds. See "Proposed Changes" below for listings of the Funds to which each specific change applies.

  REASONS FOR THE PROPOSED CHANGES. Pursuant to the Investment Company Act, each of the Funds has adopted certain fundamental investment restrictions and policies (fundamental restrictions), which are set forth in the Fund's prospectus or statement of additional information, and may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval.

  Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect, but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, which could result in minor but unintended differences in effect or potentially give rise to unintended differences in interpretation.

  Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate certain fundamental restrictions that are not legally required. In certain instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions, in which event they could be further modified by the Board without shareholder approval.

  The Board of each applicable Fund believes that the proposed changes to the Fund's fundamental restrictions will enhance management's ability to manage efficiently and effectively the Fund's assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the cost and delays of a Shareholder meeting when making changes to investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate at this time that the changes, individually or in the aggregate, will result in a major restructuring of any Fund's investment portfolio.

  A summary description of each proposed change to the Funds' fundamental restrictions is set forth below. Shareholders should refer to Exhibit E to this proxy statement for the text of the Funds' fundamental restrictions as proposed to be amended.

  The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of certain fundamental restrictions under Proposal No. 2. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

  If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' prospectuses and statements of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meetings. In those cases in which a Fund's practice has been to state its fundamental restrictions both in its prospectus (as affirmative policies) and in its statement of additional information (as restrictions), adoption of Proposal No. 2 will result in a change to both. Proposal No. 2 will not result in a change to any Fund's investment objective.

  PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

     ITEM NO.                      APPLICABLE FUND(S)
     --------                      ------------------
     Item 2(a) Government Income, High Yield, Municipal Bond and National
                Municipals
     Item 2(b) Diversified Bond, Government Income, High Yield, Mortgage
                Income, Municipal Bond
     Item 2(c) California Municipal, Municipal Bond, Municipal Series and
                National Municipals
     Item 2(d) High Yield
     Item 2(e) High Yield
     Item 2(f) High Yield and National Municipals
     Item 2(g) National Municipals
     Item 2(h) National Municipals
     Item 2(i) National Municipals


  ITEM 2(A). Approval of Amendments of the Funds' Fundamental Investment Restriction Regarding Investment in Shares of Other Investment Companies.

  PROPOSED CHANGES. The relevant Funds affected by this Item 2(a) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be modified. The language of the current investment restriction as well as the modified investment restriction is found in Exhibit E.

  RELEVANT FUNDS.

                                              EXISTING INVESTMENT
                                              RESTRICTION NUMBER
        FUND NAME                               (SEE EXHIBIT E)
        ---------                             -------------------
   Prudential High Yield Fund, Inc.                    14
   Prudential Government Income Fund, Inc.             10
   Prudential Municipal Bond Fund                       9
   Prudential National Municipals Fund, Inc.            9

  Upon the approval of Item 2(a), the existing fundamental restriction regarding the purchase of shares of investment companies will be modified so that the applicable Funds will be permitted to invest a larger portion of their assets in securities of investment companies.

  DISCUSSION: With respect to each Fund's fundamental investment restriction relating to investing in shares of other investment companies, the increase in the limit is designed to make the limitation co-extensive with the limitation of the Investment Company Act which permits a fund (or a series) to invest up to 10% of its total assets in the shares of other investment companies in the aggregate. Under the Investment Company Act, (i) a fund (or a series) may invest no more than 5% of its total assets in any one investment company and (ii) a fund (or a series) may not own more than 3% of the total outstanding voting stock of any one investment company). The Boards believe the proposed amendment would provide the Subadviser with additional flexibility to take advantage of investment opportunities. However, because any shares that a Fund or a series holds in another investment company will be subject to the management fees and expenses of such investment company, investment by a Fund or a series in other investment companies may result, in effect, in payment by shareholders of duplicate fees and expenses. See Exhibit E.

  ITEM 2(B). Approval of Amendments of the Funds' Fundamental Investment Restriction Regarding Unseasoned Issuers.

  PROPOSED CHANGES. The relevant Funds affected by this Item 2(b) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be eliminated. The language of the investment restriction is found in Exhibit E.

  RELEVANT FUNDS.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
        FUND NAME                                              (SEE EXHIBIT E)
        ---------                                            -------------------
   Prudential Diversified Bond Fund, Inc. ..................           5
   Prudential Government Income Fund, Inc. .................           6
   Prudential High Yield Fund, Inc. ........................           7
   Prudential Mortgage Income Fund, Inc. ...................           5
   Prudential Municipal Bond Fund...........................          10

  Upon the approval of Item No. 2(b), the existing fundamental restriction regarding the purchase of securities of issuers in business for less than three years would be eliminated. The Funds would in turn become subject to the following non-fundamental restriction:

  The Fund (or the Series) may not:

  Purchase any security if as a result the Fund (or the Series) would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund (or the Series) may invest in securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

  DISCUSSION: Each Fund's fundamental restriction relating to investing in "unseasoned issuers," was initially placed in its registration statement due to state law ("blue sky") requirements. The restriction is not required under the federal securities laws. The Subadviser believes that the restriction is confining and has recommended to the Boards that it be eliminated. The Boards believe it prudent to delete this investment restriction as fundamental and permit the Boards the flexibility to relax the restriction if legislative or regulatory changes so permit.

  If Item 2(b) is approved, the Fund would continue to comply with the restriction as a non-fundamental investment restriction so long as it is required under blue sky regulations. Accordingly, approval of Item 2(b) should not result in any change to the Funds' portfolios or the way in which they are managed.

  ITEM 2(C). Approval of Amendments to the Funds' Investment Restriction to Permit an Increase in the Borrowing Capabilities of the Funds.

  PROPOSED CHANGES. The relevant Funds affected by this Item 2(c) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be modified. The language of the investment restriction is found in Exhibit E.

  RELEVANT FUNDS.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
        FUND NAME                                              (SEE EXHIBIT E)
        ---------                                            -------------------
   Prudential California Municipal Fund.....................           3
   Prudential Municipal Bond Fund...........................           3
   Prudential Municipal Series Fund.........................           3
   Prudential National Municipals Fund, Inc. ...............           5

  Upon the approval of Item 2(c), the existing fundamental restriction regarding the borrowing capabilities of the Funds would be modified to permit each Fund (or Series) to borrow up to 33 1/3% (from 20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and to permit each Fund (or Series) to pledge up to 33 1/3% of the value of its total assets to secure permitted borrowings.

  DISCUSSION: With respect to each Fund's fundamental investment restriction regarding borrowing capabilities, the Fund (or Series) may currently borrow money only from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). The Funds occasionally borrow money to fund substantial shareholder redemptions or exchange requests or for the clearance of transactions when available cash is not sufficient for these needs. Although the Funds have not experienced difficulties under their current policies, the Manager and Subadviser believe that the proposed change would enhance management flexibility. The modification would afford each Fund (or Series) a greater capacity to satisfy net redemptions of its shares on a temporary basis, without having to resort to forced sales of portfolio securities at possibly disadvantageous prices, to borrow money on a temporary basis for the clearance of transactions and to borrow money to take advantage of investment opportunities.

  Borrowing to invest an increased percentage of its total assets in securities, as proposed, would involve additional risk to each Fund (or Series) since interest expenses may be greater than the income from or appreciation of the securities financed and the value of securities financed may decline below the amount borrowed. If a Fund (or Series) were to borrow to invest in securities, even for only temporary purposes, any investment gains made on the securities in excess of interest paid on the borrowing would cause the net asset value of the Fund (or Series) to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased failed to cover their cost (including any interest accrued on the money borrowed) to the Fund (or Series), the net asset value would decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." Additionally, interest income derived from such securities would not be tax-exempt.

  The Funds (or Series) would not purchase portfolio securities when borrowings exceed 5% of the Fund's (or Series') total assets.

  ITEM 2(D). Approval of an Amendment of the Fund's Investment Restriction to Eliminate the Prohibition on Investing in Non-Fixed Income Equity Securities.

  PROPOSED CHANGE. The High Yield Fund would be permitted to purchase equity securities.

  RELEVANT FUND. Prudential High Yield Fund, Inc.

  DISCUSSION: Currently, the Fund is prohibited from investing in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed-income securities. At a meeting on May 8, 1996, upon the recommendation of the Fund's Subadviser, the Board of Directors approved, subject to shareholder approval, elimination of the Fund's Investment Restriction No. 1 which prohibits investments in any non-fixed income equity securities in order to permit the Fund to invest up to 10% of its total assets in non-fixed-income equity securities and warrants, including equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of the Subadviser are currently undervalued, out-of-favor or price-depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively referred to as "distressed securities").

  Investment Restriction No. 1, which is proposed to be eliminated, currently provides as follows:

  The Fund may not:

  1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed-income securities.

  The Manager and Subadviser believe that permitting the Fund to invest in equity securities and warrants, including distressed securities, although representing a shift in the manner in which the Fund has previously been managed, is in the best interests of the Fund and its shareholders. The proposed changes will add to the Fund's investment flexibility and will complement the Fund's secondary objective of capital appreciation. Notwithstanding the approval of this proposal, the Board has adopted a non-fundamental policy that the Fund initially will limit its investment in such securities to no more than 5% of its total assets.

  Distressed securities involve a high degree of credit and market risk and are subject to greater credit and market risk and price volatility than the securities in which the Fund generally invests. Although the Fund would invest in select companies which in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Fund may incur substantial or total losses on its investments. During economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

  Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of the Fund's portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

  Distressed securities which the Fund will be permitted to purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Fund invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities.

  The Board of Directors believes that the proposed modifications will benefit the Fund and recommends Shareholder approval.

Item 2(e). Approval of an Amendment of the Fund's Investment Restriction Regarding the Making of Loans.

  PROPOSED CHANGE. Investment Restriction No. 12 of the High Yield Fund would be modified to clarify that the Fund's purchase of debt obligations in accordance with its investment objective and policies and its purchase of bank debt or loan participations do not constitute the making of prohibited loans. If this proposal is approved, the Fund's purchase of loan participations will be limited (as a non-fundamental policy which may be modified in the future by the Board without shareholder approval) to 5% of the Fund's total assets. The language of the current investment restriction as well as the modified investment restriction is found in Exhibit E.

  RELEVANT FUND. Prudential High Yield Fund, Inc.

  DISCUSSION. At a meeting held on May 8, 1996, the Board of Directors of the Fund approved an amendment to Investment Restriction No. 12 which, if approved by Shareholders, would clarify that the Fund's purchase of debt obligations in accordance with its investment objective and policies and its purchase of bank debt or loan participations do not constitute the making of prohibited loans. If this proposal is approved, the Fund intends to invest in loan participations, as described below.

  The bank debt in which the Fund intends to invest includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buy-outs, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

  Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

  Investments in Participations and Assignments otherwise bear risks common to investing in debt instruments which the Fund is currently authorized to purchase, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (i.e, the Lender) interposed between the Fund and the borrower.

  The Board believes that adoption of Item 2(e) is in the best interests of the High Yield Fund and its shareholders.

Item 2(f). Approval of Amendments of the Funds' Investment Restriction To Permit the Funds to Use Futures Contracts and Options Thereon.

  PROPOSED CHANGES. The relevant Funds affected by this Item 2(f) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be modified. The language of the investment restriction is found in Exhibit E.

  RELEVANT FUNDS.

                                                            EXISTING INVESTMENT
                                                            RESTRICTION NUMBER
               FUND NAME                                      (SEE EXHIBIT E)
               ---------                                    -------------------
   Prudential High Yield Fund, Inc. .......................     6, 8 and 11
   Prudential National Municipals Fund, Inc. ..............              13

  PRUDENTIAL HIGH YIELD FUND: High Yield Fund would be permitted to engage in futures transactions and related options for hedging, risk management and return enhancement purposes. High Yield Fund's current Investment Restrictions Nos. 6, 8 and 11 would be modified to permit the use of futures contracts and related options.

  PRUDENTIAL NATIONAL MUNICIPALS FUND. Investment Restriction No. 13 of Prudential National Municipals Fund would be modified to permit the Fund to engage in transactions in futures contracts for return enhancement and risk management purposes as well as for hedging purposes.

  DISCUSSION. On May 8, 1996, upon the recommendation of the Subadviser of each Fund, the Board of each Fund approved, subject to shareholder approval, modification of the Funds' Investment Restrictions relating to the use of futures contracts. With respect to High Yield Fund, it is proposed that Investment Restrictions Nos. 6, 8 and 11 be modified to permit High Yield Fund to use futures contracts and options thereon for hedging, risk management and return enhancement purposes. With respect to National Municipals Fund, it is proposed that Investment Restriction No. 13 be modified to expand National Municipal Fund's use of futures contracts. Currently, National Municipals Fund is permitted to use futures contracts for hedging purposes only (i.e., to hedge against interest rate fluctuations in the value of securities held by the Fund or which it intends to purchase). Because of the limitation imposed by Investment Restriction No. 13, which limits National Municipal Fund's use of futures contracts to that described in that Fund's Prospectus and Statement of Additional Information, the Subadviser has been precluded from using futures contracts to the fullest extent permitted by applicable regulations of the Commodities Futures Trading Commission. It is proposed that National Municipals Fund be permitted to engage in futures transactions for risk management and return enhancement purposes as well as for hedging purposes.

  The Board of each Fund believes that the proposed modifications will benefit each Fund and recommends shareholder approval.

  Set forth below is a discussion of the proposed use of futures contracts by both Funds.

FUTURES CONTRACTS


  The Funds would enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with each Fund's investment objective . A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Funds would be required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately l 1/2% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract would be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Funds' paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "mark-to-the-market."

  Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS

  CFTC LIMITS. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Funds are not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the "5% CFTC limit" ). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

  SEGREGATION REQUIREMENTS. To the extent the Funds enter into futures contracts, they are each required by the SEC to maintain a segregated asset account with their respective custodians sufficient to cover each Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by each Fund with its Custodian with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

  With respect to options on futures, there are no segregation requirements for options that are purchased and owned by a Fund. However, written options, since they involve potential obligations of a Fund, may require segregation of Fund assets if the options are not "covered" as described below under "Options on Futures Contracts." If a Fund writes a call option that is not "covered," it must segregate and maintain with the custodian for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If a Fund writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such option).

USE OF INTEREST RATE FUTURES CONTRACTS


  Interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Funds might sell interest rate futures contracts to protect the Funds against a rise in interest rates which would be expected to decrease the value of debt securities which the Funds hold. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Funds might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Funds' portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Funds' portfolio securities. If interest rates increase, the value of the Funds' portfolio securities will decline, but the value of the futures contracts to the Funds will increase at approximately an equivalent rate thereby keeping the net asset value of the Funds from declining as much as they otherwise would have. The Funds could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Funds to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate is a significant risk factor.

  ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Funds intend to acquire debt securities, the Funds might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Funds subsequently acquire and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Funds could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Funds could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. The Funds might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

  The Funds might buy interest rate futures contracts covering bonds with a longer maturity than each Fund's portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

OPTIONS ON FUTURES CONTRACTS

  It is proposed that the Funds be permitted to enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This would include the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

  If a Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

  Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. A Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, a Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

  When a Fund writes a put or a call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

  To the extent a Fund is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described above under "Segregation Requirements."

USE OF OPTIONS ON FUTURES CONTRACTS

  Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. Each Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

  ANTICIPATORY HEDGING. Each Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

  Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities a Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

  Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purpose of the options constitutes a bona fide hedge.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities a Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

  Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, a Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which was the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

  Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

RISKS RELATING TO TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS THEREON

  Each Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although each Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there would be no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which a Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which a Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

  Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described under "Segregation Requirements."

  Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the Subadviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of a Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.

  Exchanges on which futures and related options trade may impose limits on the positions that a Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

  Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, a Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if a Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

  The Subadviser believes that the use of futures contracts and options thereon would add new tools to those that presently are available with which the Subadviser could seek to achieve each Fund's objectives.

  The Board of each Fund believes that approval of item 2(f) is in the best interests of each Fund and its Shareholders because it would provide additional flexibility in the management of each Fund's portfolio.

  ITEM 2(G). Approval of Elimination of the Fund's Investment Restriction Relating to the Purchase and Sale of Puts and Calls.

  PROPOSED CHANGES. Investment Restriction No. 11 of Prudential National Municipals Fund would be eliminated. That Investment Restriction prohibits the Fund from the purchase or sale of puts, calls, or combination thereof, except that the Fund may obtain rights to resell municipal bonds and notes and it may purchase puts and options on futures contracts as described in the Fund's prospectus and statement of additional information.

  RELEVANT FUND.

  Prudential National Municipals Fund, Inc.

  DISCUSSION: The deletion of Investment Restriction No. 11 relating to the purchase or sale of puts, calls, or combinations thereof is being proposed in order to alleviate any concern that securities which would otherwise be permissible investments of the Fund are not prohibited investments. In addition, deleting Investment Restriction No. 11 would provide the Subadviser with the ability to purchase and sell puts, calls and combinations thereof on securities that the Fund may invest in as well as on futures contracts.

  Among other things, Investment Restriction No. 11 currently permits the Fund to purchase puts and options on futures contracts as described under "Investment Objective and Policies" in the Fund's Prospectus and Statement of Additional Information. The description was written many years ago and does not allow for the purchase and sale of instruments which have developed in response to market conditions since that time. The Fund's present intention is to continue to purchase the types of options that Investment Restriction No. 11 currently permits. However, subject to the approval of the Fund's Board, the Subadviser would be able to invest in new types of instruments without the time and expense associated with the calling of a shareholder's meeting. Approval of this proposal would thus permit the Subadviser to respond quickly to changes in market conditions and the development of new products.

  If the Board permits the Fund to expand the types of options that it may purchase and sell, the Fund could be subject to additional risks that it is not currently subject to including the occurrence of events that could result in the absence of a liquid secondary market for such options.

  ITEM 2(H). Approval of Elimination of the Fund's Investment Restriction Limiting Investment To Only Those Securities Described in the Investment Objectives and Policies Section of the Prospectus and Statement of Additional Information.

  PROPOSED CHANGES. Investment Restriction No. 1 of Prudential National Municipals Fund would be eliminated. That Investment Restriction prohibits the Fund from investing in municipal bonds and notes not specifically described in the Fund's prospectus and statement of additional information.

  RELEVANT FUND.

  Prudential National Municipals Fund, Inc.

  DISCUSSION: The restriction currently prohibits the Fund from investing in municipal bonds and notes that are not specifically described in the Fund's prospectus and statement of additional information. The current wording of the investment restriction limits the Fund's investments to those securities and instruments which were described in the Fund's prospectus many years ago and does not allow for the purchase of securities and other instruments which have developed in response to market conditions since that time. The Subadviser has recommended that this investment restriction be eliminated so that, in seeking to achieve its investment objective, the Fund would be able to consider for purchase an expanding universe of securities rather than the relatively limited one required by the restriction. The Subadviser has advised the Board that this proposal would allow the Subadviser to respond quickly to changing market conditions and the development of new products by avoiding the time and expense associated with shareholder meetings which would otherwise be required. Shareholder approval of this proposal will initially have the effect of characterizing the Fund's investment policies, other than its investment objective and restrictions, as non-fundamental, which means they would be subject to change by the Board without shareholder approval. By eliminating this restriction, future changes in the Fund's investment policies, other than a change in the Fund's objective or in other investment restrictions, would be subject only to the approval of the Board of Directors. Approval of this proposal would permit the Board to approve investments not presently described in the Fund's prospectus which are consistent with the Fund's investment objective. These investments may entail additional risks.

  The Board believes that approval of this proposal is in the best interests of the Fund and its Shareholders.

  ITEM 2(i). Approval of an Amendment to the Fund's Investment Restriction Regarding the Making of Loans.

  PROPOSED CHANGES. Investment Restriction No. 8 of Prudential National Municipals Fund, Inc. would be modified to clarify that the Fund's investment in repurchase agreements and privately-placed debt securities does not constitute a loan of money or securities.

  RELEVANT FUND.

  Prudential National Municipals Fund, Inc.

  DISCUSSION: The Fund's Investment Restriction No. 8 currently provides that the Fund may not make loans of money or securities and that the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan. While the intention of the investment restriction seems to be related to the making of individually negotiated loans similar to those made by banks and insurance companies, the restriction may be interpreted more broadly to cover common investment techniques, such as repurchase agreements, and the increasingly large market in privately-placed debt securities. The latter differ from publicly distributed debt securities more in their method of offering and the limitation on their resale, than they do in their terms and conditions or the number or nature of their beneficial owners. As a result, the Subadviser recommended that the investment restriction be clarified so that the
(i) entering into of repurchase agreements and (ii) purchase of debt obligations (including privately-placed debt securities) in accordance with Fund's investment objective and policies, do not constitute prohibited loans. Income derived from repurchase agreements would not be tax-exempt.

                               ----------------

  REQUIRED VOTE FOR PROPOSAL 2, ITEMS (a)--(i): Approval of each of the nine items contemplated by Proposal No. 2 with respect to a Fund (or a Series) requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (or Series), which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund (or Series) or (2) 67% or more of the Shares of the Fund (or Series) present at the Meeting if more than 50% of the outstanding Shares of the Fund (or Series) are represented at the Meeting in person or by proxy. Shareholders of any Fund (or Series) may vote against the changes proposed in any item with respect to specific fundamental restrictions applicable to their Fund (or Series) in the manner indicated on the proxy card.

  IF ONE OR MORE OF THE NUMBERED ITEMS CONTEMPLATED BY PROPOSAL NO. 2 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE RELATED, EXISTING FUNDAMENTAL RESTRICTIONS OF THAT FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT DISAPPROVAL OF ALL OR PART OF PROPOSAL NO. 2 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF PROPOSAL NO. 2 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER FUND.

  IN THE CASE OF A SERIES FUND, IF ONE OR MORE OF THE NUMBERED ITEMS CONTEMPLATED BY PROPOSAL NO. 2 IS NOT APPROVED BY SHAREHOLDERS OF A SERIES, THE EXISTING FUNDAMENTAL RESTRICTIONS OF THAT SERIES WILL CONTINUE IN EFFECT FOR THAT SERIES, BUT FAILURE TO APPROVE ALL OR PART OF PROPOSAL NO. 2 BY THE SHAREHOLDERS OF ONE SERIES WILL NOT AFFECT ANY APPROVALS OF PROPOSAL NO. 2 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER SERIES OF THE SAME FUND.

  EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                               (PROPOSAL NO. 3)

  RELEVANT FUNDS. All Funds, except Prudential California Municipal Fund and Prudential Municipal Series Fund.

  DISCUSSION. Under Proposal No. 3, Shareholders of each relevant Fund are asked to ratify their Board's selection of independent accountants for their Fund. The accountants for each Fund audit the Fund's financial statements for each fiscal year.

  The policy of the Board of each of the Funds regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee of each Board reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of each Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

  During the last fiscal year, Deloitte & Touche LLP served as independent accountants for Prudential Diversified Bond Fund, Inc., Prudential Government Income Fund, Inc., Prudential Municipal Bond Fund and Prudential Structured Maturity Fund, Inc., and Price Waterhouse LLP served as accountants for Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Mortgage Income Fund, Inc. and Prudential National Municipals Fund, Inc. The Boards of each of these Funds have selected their respective accountants to continue to serve in that capacity for the current fiscal year, subject to ratification by Shareholders of each of those Funds at the Meetings.

  Representatives of the accountants are not expected to be present at the Meetings but will be available to answer any questions or make any statements should any matters arise requiring their presence. Deloitte & Touche LLP and Price Waterhouse LLP have informed the Funds for which they will act as accountants that they have no material direct or indirect financial interest in these Funds.

  The persons named in the accompanying proxy will vote FOR ratification of the selection of each Fund's accountant unless contrary instructions are given.

  REQUIRED VOTE. For each Fund, approval of Proposal No. 3 requires a vote of a majority of the votes cast with respect to Proposal No. 3 at the Meeting, provided a quorum is present.

  EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                            ADDITIONAL INFORMATION

  The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or Prudential Mutual Fund Management, who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of Shareholders in that Fund.

                                                          ESTIMATED SOLICITATION
FUND                                                        FEES AND EXPENSES
- ----                                                      ----------------------
Prudential California Municipal Fund
  California Income Series...............................
  California Series......................................
  California Money Market Series.........................
Prudential Diversified Bond Fund, Inc. ..................
Prudential Government Income Fund, Inc. .................
Prudential Government Securities Trust
  Money Market Series....................................
  Short-Intermediate Term Series.........................
  U.S. Treasury Money Market Series......................
Prudential High Yield Fund, Inc. ........................
Prudential Mortgage Income Fund, Inc. ...................
Prudential Municipal Bond Fund
  Insured Series.........................................
  High Yield Series......................................
  Intermediate Series....................................
Prudential Municipal Series Fund.........................
  Connecticut Money Market Series........................
  Florida Series.........................................
  Hawaii Income Series...................................
  Maryland Series........................................
  Massachusetts Series...................................
  Massachusetts Money Market Series......................
  Michigan Series........................................
  New Jersey Money Market Series.........................
  New Jersey Series......................................
  New York Series........................................
  New York Money Market Series...........................
  North Carolina Series..................................
  Ohio Series............................................
  Pennsylvania Series....................................
Prudential National Municipals Fund, Inc.................
Prudential Structured Maturity Fund, Inc.................

                             SHAREHOLDER PROPOSALS

  Any Shareholder who wishes to submit a proposal to be considered at a Fund's next annual meeting of Shareholders should send the proposal to that Fund at One Seaport Plaza, New York, New York 10292, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

  Each Fund provide that the Fund will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board of each Fund not to hold annual meetings of shareholders unless such shareholder action is required.

  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                OTHER BUSINESS

  Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

                                          S. Jane Rose
                                          Secretary

August  , 1996

   IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

 Exhibit A --Year in Which Current Board Member Standing for Re-Election
             Became a Member of the Board................................  A-1
 Exhibit B --Fund Ownership of Nominees and Current Board Members
             Standing for Re-Election....................................  B-1
 Exhibit C --Board and Committee Information.............................  C-1
 Exhibit D --Officer Information.........................................  D-1
 Exhibit E --Fundamental Restrictions....................................  E-1

                                                                       EXHIBIT A

                  YEAR IN WHICH CURRENT BOARD MEMBER STANDING
                 FOR RE-ELECTION BECAME A MEMBER OF THE BOARD*

                                 NAME OF FUNDS

                         CALIFORNIA DIVERSIFIED GOVERNMENT      HIGH  MORTGAGE MUNICIPAL  MUNI    NATIONAL   STRUCTURED
DIRECTORS/TRUSTEES        MUNICIPAL     BOND      INCOME   GST  YIELD  INCOME     BOND    SERIES  MUNICIPALS  MATURITY
- ------------------       ---------- ----------- ---------- ---- ----- -------- --------- ------- ----------- ----------
Edward D. Beach.........    1986        --         1985     --   --     1986     1986     1986       --          --
Eugene C. Dorsey........    1987       1994         --      --   --     1987      --      1987       --          --
Delayne D. Gold.........    1984        --         1983    1981 1982    1981      --      1984      1982        1989
Harry A. Jacobs.........    1984        --         1983     --  1988    1985      --      1984      1988        1989
Donald D. Lennox........     --         --          --      --   --      --      1987      --        --          --
Thomas T. Mooney........    1986        --         1985     --   --     1986     1986     1986       --          --
Thomas H. O'Brien.......    1984        --         1985     --   --     1982      --      1984       --          --
Richard A. Redeker......    1993       1994        1993    1995 1995    1993     1993     1993      1995        1993
Nancy H. Teeters........    1984        --          --      --   --     1992      --      1984       --          --
Louis A. Weil, III......     --         --          --     1991 1991     --      1986      --       1991         --

- -------
* Excludes Robert F. Gunia and Mendel A. Melzer who are not presently members of these Boards. All nominees were nominated in 1996.

                                                                       EXHIBIT B

              FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS
                            STANDING FOR RE-ELECTION

                   NUMBER OF SHARES HELD AS OF AUGUST 9, 1996

                                 NAME OF FUNDS

                                                      GOVERNMENT
                    CALIFORNIA DIVERSIFIED GOVERNMENT  SECURITIES  HIGH  MORTGAGE MUNI  MUNICIPAL  NATIONAL   STRUCTURED
DIRECTORS/TRUSTEE    MUNICIPAL     BOND      INCOME      TRUST     YIELD  INCOME   BOND   SERIES   MUNICIPALS  MATURITY
- -----------------   ---------- ----------- ---------- ----------- ------ -------- ----- --------- ----------- ----------
Eugene C. Dorsey..                 374                                                      412
Delayne D. Gold...
Robert F. Gunia...
Harry A. Jacobs...
Donald D. Lennox..
Mendel A. Melzer..
Thomas T. Mooney..                           1,426                                1,156   1,185
Thomas H.
 O'Brien..........                           6,648                                        5,656
Richard A.
 Redeker..........                                                                       16,423                 4,580
Nancy H. Teeters..                                                        1,500
Louis A. Weil,
 III..............                                       2,562     879            1,379               405

                                                                      EXHIBIT C

                       BOARD AND COMMITTEE INFORMATION**

                                 NAME OF FUNDS

                   CALIFORNIA   DIVERSIFIED GOVERNMENT          HIGH    MORTGAGE  MUNICIPAL  MUNI     NATIONAL     STRUCTURED
                   MUNICIPAL(1)     BOND     INCOME(1) GST(3)  YIELD(2)  INCOME      BOND   SERIES  MUNICIPALS(2)  MATURITY(1)
                  ------------- ----------- ---------- ------ --------- --------- --------- ------ -------------- ------------
Annual Fee*.....     $4,000       $7,500      $8,000   $9,000  $9,000    $7,500    $9,000   $9,000     $7,500        $6,000
Fee for
 Attendance of
 Board
 Meetings.......         NA           NA          NA       NA      NA        NA        NA       NA         NA            NA
Fee for
 Attendance of
 Committee
 Meetings.......         NA           NA          NA       NA  $  200+       NA        NA       NA     $  200+           NA
Number of Board
 Meetings during
 last fiscal
 year...........      Eight         Four        Four     Four    Four       Six      Five     Five       Four          Four
Number of Audit
 Committee
 Meetings during
 last fiscal
 year...........        Two          Two         Two    Three     Two       Two       Two      Two        Two           Two
Number of
 Nominating
 Committee
 Meetings during
 last fiscal
 year...........       None         None         One      One    None       One       One     None       None          None
Size of Current
 Board..........      Eight        Three       Eight     Five     Six     Eight       Six    Eight        Six         Seven

- -------
  + The Chairman of the Audit Committee receives an additional $200 per year.
(1) Harry A. Jacobs, Jr. attended fewer than 75% of the total number of Board meetings held during the most recent fiscal year.
(2) Harry A. Jacobs, Jr. and Louis A. Weil, III attended fewer than 75% of the aggregate of the total number of meetings of the Directors, the Audit Committee and Nominating Committee held during the most recent fiscal year for which each such Director has been a member.
(3) Louis A. Weil, III attended fewer than 75% of the aggregate of the total number of meetings of the Trustees, the Audit Committee and Nominating Committee held during the most recent fiscal year.
  * Reflects compensation rates in effect prior to changes described in proxy statement. Board Members who were not independent did not receive compensation from the Funds.
 ** Only the Independent Directors/Trustees of the Board serve on the Fund's
    Audit and Nominating Committees.

                                                                       EXHIBIT D

                              OFFICER INFORMATION

                                 OFFICER SINCE

   NME, AGE, PRINCIPALA
   BSINESS OCCUPATIONU                 CALIFORNIA DIVERSIFIED GOVERNMENT      HIGH  MORTGAGE MUNICIPAL  MUNI   NATIONAL  STRUCTURED
 FORTHE PAST FIVE YEARS       OFFICE   MUNICIPAL     BOND       INCOME   GST  YIELD  INCOME    BOND    SERIES MUNICIPALS  MATURITY
- -----------------------      --------- ---------- ----------- ---------- ---- ----- -------- --------- ------ ---------- ----------
    Richard A.
     Redeker (53),           President    1995       1995        1995    1995 1995    1995      1995    1995     1995       1995
     President,
     Chief Executive
     Officer and
     Director (since
     October 1993),
     PMF; Executive
     Vice President,
     Director and
     Member of the
     Operating
     Committee
     (since October
     1993) of
     Prudential
     Securities;
     Director (since
     October 1993)
     of Prudential
     Securities
     Group, Inc.
     (PSG);
     Executive Vice
     President, The
     Prudential
     Investment
     Corporation
     (PIC) (since
     July 1994);
     Director (since
     January 1994)
     of Prudential
     Mutual Fund
     Distributors,
     Inc. (PMFD) and
     Prudential
     Mutual Fund
     Services, Inc.
     (PMFS);
     formerly Senior
     Executive Vice
     President and
     Director of
     Kemper
     Financial
     Services, Inc.
     (September
     1978-September
     1993);
     President and
     Director of The
     High Yield
     Income Fund,
     Inc.
    Robert F. Gunia
     (49),                     Vice      10/87       9/94       10/87    4/87 4/87    5/87     10/87   11/84     4/87       6/88
     Director (since         President
     January 1989),
     Chief
     Administrative
     Officer (since
     July 1990), and
     Executive Vice
     President,
     Treasurer and
     Chief Financial
     Officer (since
     June 1987) of
     PMF;
     Comptroller of
     the Money
     Management
     Group of
     Prudential
     (since 1996);
     Senior Vice
     President
     (since March
     1987) of
     Prudential
     Securities;
     Executive Vice
     President,
     Treasurer and
     Comptroller
     (since March
     1991) of PMFD;
             Director (since
   NME, AGE, PRINCIPALAJune 1987) of
   BSINESS OCCUPATIONUPMFS; Vice
 FORTHE PAST FIVE YEARSPresident and
- -----Director-of-the---
       Asia Pacific
    RichardFA.und, Inc.
     Redeker((53),since May
     President,1989)
    SChiefuExecutivesan C. Cote
     Officer(and41),                   Treasurer                                                         10/87
     DirectorM(sinceanaging
     OctoberD1993),irector,
     PMF;PExecutiverudential
     ViceIPresident,nvestment
     DirectorAanddvisors, and
     MemberVofithece President,
     OperatingThe Prudential
     CommitteeInvestment
     (sinceCOctoberorporation
     1993)(ofSince February
     Prudential1995); Senior
     Securities;Vice President
     Director((sinceJanuary 1989-
     OctoberJ1993)anuary 1995)
     ofoPrudentialf PMF; Senior
     SecuritiesVice President
     Group,(Inc.January 1992-
     (PSG);January 1995)
     ExecutiveaVicend Vice
     President,PTheresident
     Prudential(January 1986-
     InvestmentDecember 1991)
     Corporationof Prudential
     (PIC)S(sinceecurities
     July 1994);
     Director (since
     January 1994)
     of Prudential
     Mutual Fund
     Distributors,
     Inc. (PMFD) and
     Prudential
     Mutual Fund
     Services, Inc.
     (PMFS);
     formerly Senior
     Executive Vice
     President and
     Director of
     Kemper
     Financial
     Services, Inc.
     (September
     1978-September
     1993);
     President and
     Director of The
     High Yield
     Income Fund,
     Inc.
    Robert F. Gunia
     (49),
     Director (since
     January 1989),
     Chief
     Administrative
     Officer (since
     July 1990), and
     Executive Vice
     President,
     Treasurer and
     Chief Financial
     Officer (since
     June 1987) of
     PMF;
     Comptroller of
     the Money
     Management
     Group of
     Prudential
     (since 1996);
     Senior Vice
     President
     (since March
     1987) of
     Prudential
     Securities;
     Executive Vice
     President,
     Treasurer and
     Comptroller
     (since March
     1991) of PMFD;
     Director (since
     June 1987) of
     PMFS; Vice
     President and
     Director of the
     Asia Pacific
     Fund, Inc.
     (since May
     1989)
    Susan C. Cote
     (41),
     Managing
     Director,
     Prudential
     Investment
     Advisors, and
     Vice President,
     The Prudential
     Investment
     Corporation
     (Since February
     1995); Senior
     Vice President
     (January 1989-
     January 1995)
     of PMF; Senior
     Vice President
     (January 1992-
     January 1995)
     and Vice
     President
     (January 1986-
     December 1991)
     of Prudential
     Securities

   NME, AGE; PRINCIPALA                                                  GOVERNMENT
   BSINESS OCCUPATIONU                 CALIFORNIA DIVERSIFIED GOVERNMENT SECURITIES HIGH  MORTGAGE MUNICIPAL  MUNI   NATIONAL
 FORTHE PAST FIVE YEARS       OFFICE   MUNICIPAL     BOND       INCOME     TRUST    YIELD  INCOME    BOND    SERIES MUNICIPALS
- -----------------------      --------- ---------- ----------- ---------- ---------- ----- -------- --------- ------ ----------
    Eugene S. Stark
     (38),                   Treasurer    5/95       4/95        6/95       2/95      --     --        --      --       --
     First Vice
     President
     (Since January
     1990) of PMF
    Grace Torres
     (37),                   Treasurer     --         --          --         --      2/95   2/95       --     5/95     2/95
     First Vice
     President
     (Since March
     1994) of PMF;
     First Vice
     President of
     Prudential
     Securities
     (Since March
     1994); prior
     thereto Vice
     President of
     Bankers Trust
     Corporation
    Stephen Ungerman
     (42),                   Assistant    5/95       6/95        4/95       5/95     5/95   5/95      5/95    5/95     5/95
     First Vice              Treasurer
     President
     (Since February
     1993) of PMF;
     prior thereto,
     Senior Tax
     Manager of
     Price
     Waterhouse
     (1981-January
     1993)
    S. Jane Rose
     (50),                   Secretary    8/86       9/94        1/85      10/84    10/84  11/84     11/86   11/84    10/84
     Senior Vice
     President
     (since January
     1991) and
     Senior Counsel
     (since June
     1987) of PMF;
     Senior Vice
     President and
     Senior Counsel
     of Prudential
     Securities
     (since July
     1992); formerly
     Vice President
     and Associate
     General Counsel
     of Prudential
     Securities
    Deborah A. Docs
     (38),                   Assistant    8/89        --          --         --       --    8/89       --     8/89      --
     Vice President          Secretary
     and Associate
     General Counsel
     (Since January
     1993) of PMF;
     Vice President
     and Associate
     General Counsel
     of Prudential
     Securities
     (Since January
     1993);
     previously
     Associate Vice
     President
     (January 1990-
     December 1992)
     and Assistant
     General Counsel
     (November 1991-
     December 1992)
     of PMF
    Marguerite
     Morrison (40),          Assistant     --         --          --         --       --     --       5/91     --       --
     Vice President          Secretary
     and Associate
     General Counsel
     (Since June
     1991) of PMF;
     Vice President
     and Associate
     General Counsel
     of Prudential
     Securities
    Ellyn C. Vogin
     (35),                   Assistant     --        6/95        4/95        --       --     --        --      --       --
     Vice President          Secretary
     and Associate
     General Counsel
     (Since March
     1995) of PMF;
     Vice President
     and Associate
     General Counsel
     of Prudential
     Securities
     (Since March
     1995); prior
     thereto,
     associated with
     the law firm of
     Fulbright &
     Jaworski LLP
   NME, AGE; PRINCIPALA
   BSINESS OCCUPATIONU       STRUCTURED
 FORTHE PAST FIVE YEARS       MATURITY
- -----------------------      ----------
    Eugene S. Stark
     (38),                      2/95
     First Vice
     President
     (Since January
     1990) of PMF
    Grace Torres
     (37),                       --
     First Vice
     President
     (Since March
     1994) of PMF;
     First Vice
     President of
     Prudential
     Securities
     (Since March
     1994); prior
     thereto Vice
     President of
     Bankers Trust
     Corporation
    Stephen Ungerman
     (42),                      6/95
     First Vice
     President
     (Since February
     1993) of PMF;
     prior thereto,
     Senior Tax
     Manager of
     Price
     Waterhouse
     (1981-January
     1993)
    S. Jane Rose
     (50),                      6/88
     Senior Vice
     President
     (since January
     1991) and
     Senior Counsel
     (since June
     1987) of PMF;
     Senior Vice
     President and
     Senior Counsel
     of Prudential
     Securities
     (since July
     1992); formerly
     Vice President
     and Associate
     General Counsel
     of Prudential
     Securities
    Deborah A. Docs
     (38),                       --
     Vice President
     and Associate
     General Counsel
     (Since January
     1993) of PMF;
     Vice President
     and Associate
     General Counsel
     of Prudential
     Securities
     (Since January
     1993);
     previously
     Associate Vice
     President
     (January 1990-
     December 1992)
     and Assistant
     General Counsel
     (November 1991-
     December 1992)
     of PMF
    Marguerite
     Morrison (40),             6/91
     Vice President
     and Associate
     General Counsel
     (Since June
     1991) of PMF;
     Vice President
     and Associate
     General Counsel
     of Prudential
     Securities
    Ellyn C. Vogin
     (35),                       --
     Vice President
     and Associate
     General Counsel
     (Since March
     1995) of PMF;
     Vice President
     and Associate
     General Counsel
     of Prudential
     Securities
     (Since March
     1995); prior
     thereto,
     associated with
     the law firm of
     Fulbright &
     Jaworski LLP

                                                                      EXHIBIT E

                       EXISTING FUNDAMENTAL RESTRICTIONS

  The fundamental investment restrictions of each Fund will be found on the following pages of this Exhibit (underscored language represents proposed additions; bracketed language represents proposed deletions):

                           CALIFORNIA MUNICIPAL FUND

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  A series may not:

   1. Purchase securities on margin (but the series may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the California Series or the California Income Series of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

   2. Make short sales of securities or maintain a short position.

   3. Issue senior securities, borrow money or pledge its assets, except that the series [may] borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The series may pledge up to [20%] 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts and the writing of related options, [by the California Series or the California Income Series] (except with respect to the California Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.

   4. Purchase any security if as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

   5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options, securities which are secured by real estate and securities of companies which invest or deal in real estate. The California Money Market Series may not purchase and sell financial futures contracts and related options.

   6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   7. Invest in interest in oil, gas or other mineral exploration or development programs.

   8. Make loans, except through repurchase agreements.

  The California Income Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal an interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the series' asset coverage for borrowings falls 300%, the series will take prompt action to reduce its borrowings, as required by applicable law.

                             DIVERSIFIED BOND FUND

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy of (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to affect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

  [5. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.]

  5. [6.] Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  6. [7.] Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on securities, currencies and on securities or financial indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

  7. [8.] Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities.

  8. [9.] Make investments for the purpose of exercising control or management.

  9. [10.] Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

  10. [11.] Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  11. [12.] Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

  12. [13.] Purchase more than 10% of all outstanding voting securities of any one issuer.

                             GOVERNMENT INCOME FUND

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except short sales "against the box."

  3. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the writing of options on debt securities or on interest rate futures contracts or other financial futures contracts are not deemed to be a pledge of assets and neither such arrangements, nor the purchase or sale of interest rate futures contracts of other financial futures contracts or the purchase or sale of related options, nor obligations of the Fund to Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
(ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

  5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

  [6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.]

  6. [7.] Buy or sell commodities or commodity contracts or real estate or interests in real estate, except it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, interest rate futures contracts and other financial futures contracts and options thereon.

  7. [8.] Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  8. [9.] Make investments for the purpose of exercising control of management.

  9. [10.] Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than [5%] 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  10. [11.] Invest in interests in oil, gas or other mineral exploration or development programs.

  11. [12.] Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

  12. [13.] Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

  13. [14.] Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write put and call options on U.S. Government securities, purchase put and call options on U.S. Government securities and purchase or sell interest rate futures contracts and other financial futures contracts and related options.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                                HIGH YIELD FUND

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  [(1) Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed-income securities.]

  (1)[(2)] Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

  (2)[(3)] Purchase more than 10% of the voting securities of any issuer.

  (3)[(4)] Invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

  (4)[(5) Make short sales of securities.

  (5)[(6)] Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and the making of margin payments in connection with transactions in financial futures contracts.

  [(7) Invest more than 5% of the market or other fair value of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of, or guaranteed by, the United States Government, its agencies or instrumentalities.]

  (6) [(8)] Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements and the purchase and sale of securities on a when-issued or delayed delivery basis and engaging in financial futures contracts and related options are not deemed to be the issuance of a senior security or a pledge of assets.

  (7) [(9)] Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

  (8) [(10)] Purchase or sell real estate or real estate mortgage loans, although it may purchase marketable securities of issuers which engage in real estate operations or securities which are secured by interests in real estate

  (9) [(11)] Purchase or sell commodities or commodity futures contracts except financial futures contracts and option thereof.

  (10) [(12)] Make loans of money or securities, except through the purchase of debt obligations, bank debt (i.e., loan participations repurchase agreements and loans of securities. [(a) by investment in repurchase agreements (see "Portfolio Characteristics--Repurchase Agreements") or (b) by lending its portfolio securities, subject to limitations described elsewhere in the Prospectus and this Statement of Additional Information (see "Portfolio Characteristics--Lending of Securities"). The purchase of a portion of an issue of publicly-distributed debt securities is not considered the making of a loan.]

  (11) [(13)] Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  (12) [(14)] Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

  (13) [(15)] Invest for the purpose of exercising control or management of another company.

  (14) [(16)] Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than Unites States dollars. The Fund will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from its Board of Directors. See "Portfolio Characteristics--Securities of Foreign Issuers."

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                              MORTGAGE INCOME FUND

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

  (2) Make short sales of securities or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this investment restriction, the deposit or payment by the Fund of initial or variation margin in connection with transactions in interest rate futures contracts or related options transactions and collateralization arrangements with respect to exchange-traded and OTC options on debt securities are not considered the purchase of a security on margin.

  (3) Concentrate its investments in any one industry (no more than 25% of the Fund's total assets will be invested in any one industry or in the securities of issuers located in any one foreign country); however, there is no limitation as to investments in obligations of the U.S. Government, its agencies or instrumentalities.

  (4) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options and futures contracts and collateral arrangements with respect to the purchase and sale of options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

  [(5) Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.]

  (5)[(6)] Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, interest rate futures contracts and other financial futures contracts and options thereon.

  (6)[(7)] Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  (7)[(8)] Make investments for the purpose of exercising control or management.

  (8)[(9)] Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  (9)[(10)] Invest in interests in oil, gas or other mineral exploration or development programs.

  (10)[(11)] Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities. (The purchase of a portion of an issue of securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

  (11)[(12)] Purchase securities of foreign issuers other than U.S. dollar denominated debt securities rated at least Aa by Moody's or AA by S&P or U.S. dollar denominated obligations of foreign branches of domestic banks or of any bank organized under the laws of Canada, France, Germany, Japan, the Netherlands, Switzerland or the United Kingdom, provided that such bank has, at the time of the Fund's investment, total assets of at least $10 billion or the equivalent.

  12 [(13)] Purchase or sell puts or calls or combinations thereof, except that the Fund may write covered put and call options on U.S. Government securities, purchase put and call options on U.S. Government securities and purchase and sell interest rate futures contracts and other financial futures contracts and options thereon, and, in connection with the purchase of other securities, it may acquire warrants or other rights to subscribe for securities of companies or parents or subsidiaries of such companies.

                              MUNICIPAL BOND FUND

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Series' outstanding voting securities. A "majority of the outstanding voting securities" of a Series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  Each Series may not:

  1. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions and for margin payments in connection with transactions in financial futures contracts and options thereon).

  2. Make short sales of securities or maintain a short position.

  3. Issue senior securities, borrow money or pledge its assets, except that each Series may borrow up to [20%] 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities or for the clearance of transactions. The Series may pledge up to [20%] 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the preference as to shares of a Series in liquidation and as to dividends over all other Series of the Fund with respect to assets specifically allocated to that Series, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and obligations of the Series to Trustees, pursuant to deferred compensation arrangements, are not deemed to be the issuance of a senior security or a pledge of assets.

   4. Purchase any security if as a result, with respect to 75% of the total assets of the Series, more than 5% of the total assets of the Series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

   5. Purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry. purposes of this restriction, industrial development bonds, where the payment of the principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry.")

   6. Buy or sell commodities or commodity contracts, except financial futures contracts and options thereon.

   7. Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

   8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   9. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

  10. Purchase any security if as a result the Series would then have more than 5% of its total assets (taken at current value) invested in industrial development revenue bonds where the private entity on whose credit the security is based, directly or indirectly, is less than three years old (including predecessors), unless the security purchased by the Series is rated by a nationally recognized rating service.

  11. Invest in interests in oil, gas or other mineral exploration or development programs.

  12. Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Series' total assets).

  13. Purchase or write puts, calls or combinations thereof except as described in the Prospectus and this Statement of Additional Information with respect to puts and options on futures contracts.

  14. Invest for the purpose of exercising control or management of another company.

                             MUNICIPAL SERIES FUND

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

    1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary of the clearance of transactions. For the purpose of this restriction, the deposit or payment by the Fund (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to [20%] 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Fund on behalf of a series may pledge up to [20%] 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of the assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, the writing of related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security. [The Fund will not purchase portfolio securities if its borrowings exceed 5% of the assets.]

    4. Purchase any security if as a result, with respect to 75% of a series' total assets (except with respect to the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Income Series), more than 5% of the total assets of any series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).

    5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series), securities which are secured by real estate and securities of companies which invest or deal in real estate.

    6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    7. Invest in interests in oil, gas or other mineral exploration or development programs.

    8. Make loans, except through repurchase agreements.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, if is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            NATIONAL MUNICIPALS FUND

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  [(1) Invest in securities other than Municipal Bonds and Notes (including when-issued and delayed delivery purchases, and rights to resell Municipal Bonds and Notes and financial futures contracts and options thereon) as described under "Investment Objective and Policies" in the prospectus and this Statement of Additional Information.]

  (2) With respect to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer.

  (3) Make short sales of securities.

  (4) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and margin payments in connection with transactions in financial futures contracts.

  (5) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to [20%] 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to[20%] 33 1/3% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its Custodian, liquid assets equal in value to the amount owed. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

  (6) Engage in the underwriting of securities or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale of such securities to the public.

  (7) Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.

  (8) Make loans of money or securities except through the purchase of debt obligations or repurchase agreements. [The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

  (9) Purchase securities of other investment companies, except in the open market involving any customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

  (10) Invest for the purpose of exercising control or management of another company.

  [(11)] Purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell Municipal Bonds and Notes and it may purchase and sell puts and options on futures contracts as set forth under "Investment Objective and Policies" in the Prospectus and this Statement of Additional Information.]

  (12) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

  (13) Purchase or sell commodities or commodities futures contracts except financial futures contracts and options thereon, [as described under "Investment Objective and Policies" in the Prospectus and this Statement of Additional Information.

  (14) Invest more than 25% of the value of its total assets in securities whose issuers are located in any one state.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Prudential Diversified Bond Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Prudential Government Income Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Prudential High Yield Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Prudential Mortgage Income Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   Prudential National Municipals Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   Prudential Structured Maturity Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    Proxy

Prudential Diversified Bond Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, Ellyn C. Vogin and Eugene S. Stark as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Prudential Diversified Bond Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.     Election of Directors

       Nominees:  Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold,
                  Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters, and Louis A. Weil, III


2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

3. To ratify the selection by the Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

This Proxy when executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for proposals 1, 2, 3 and 4.


Place "X" Only in One Box
  1.  Election of Nominees

For           Withhold         For All Except
All              All           As Listed Below
[_]              [_]                [_]

List Exceptions:
                --------------------------------

                --------------------------------

                --------------------------------

Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

      FOR            AGAINST           ABSTAIN

2d.  [_]               [_]               [_]

3.   [_]               [_]               [_]

4.   [_]               [_]               [_]


[BAR CODE APPEARS HERE]


- -----------------------------------
Date

X
- -----------------------------------
Signature

X
- -----------------------------------
Signature if Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .    For Election of Nominees:
     o       Mark "FOR ALL" if you wish to vote for all nominees.
     o       Mark "WITHHOLD ALL" if you wish to vote against all nominees.
     o Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .    Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
     o Make dark, heavy marks within the appropriate box to indicate your selection.
     o       Use a pencil or pen--black or blue ink only--to complete the form.
     o       Do not make any stray marks on the form.
     o       Erase all unwanted marks completely.

         Proper Marks     For    Against   Abstain

                          [X]      [ ]     [ ]

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

        Improper Marks    For    Against   Abstain

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

 .    If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

 .    If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .    NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .    It is very important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .    After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                     PROXY

Prudential Government Income Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, Ellyn C. Vogin and Eugene S. Stark as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Government Income Fund, Inc. held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.    Election of Directors

       Nominees:  Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold,
                  Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters, and Louis A. Weil, III

2(a). To approve an amendment of the Fund's investment restrictions regarding investment in shares of other investment companies.

2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending February 28, 1997.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

This Proxy when executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1. Election of Nominees
 For    Withhold    For All Except
 All    All         As Listed Below
 [_]    [_]         [_]
List Exceptions:
                --------------------

                --------------------

                --------------------
Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

     For   Against     Abstain

2c.  [_]     [_]         [_]

 3.  [_]     [_]         [_]

 4.  [_]     [_]         [_]

[BAR CODE]


- -----------------------------
Date

X
- ------------------------------
Signature

X
- ------------------------------
Signature If Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .    For Election of Nominees:
     o       Mark "FOR ALL" if you wish to vote for all nominees.
     o       Mark "WITHHOLD ALL" if you wish to vote against all nominees.
     o Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .    Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
     o Make dark, heavy marks within the appropriate box to indicate your selection.
     o       Use a pencil or pen--black or blue ink only--to complete the form.
     o       Do not make any stray marks on the form.
     o       Erase all unwanted marks completely.

         Proper Marks     For    Against   Abstain

                          [X]      [ ]     [ ]

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

        Improper Marks    For    Against   Abstain

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

 .    If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

 .    If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .    NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .    It is very important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .    After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                     PROXY

Prudential High Yield Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential High Yield Fund, Inc. held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.    Election of Directors

       Nominees:  Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold,
                  Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters, and Louis A. Weil, III

2(a). To approve an amendment of the Fund's investment restrictions regarding investment in shares of other investment companies.

2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

2(d). To approve the elimination of the Fund's investment restriction limiting investment in equity securities.

2(e). To approve an amendment of the Fund's investment restrictions regarding the making of loans.

2(f). To approve an amendment of the Fund's investment restrictions to permit the use of futures contracts and related options.

3. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

This Proxy when executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1. Election of Nominees
 For    Withhold    For All Except
 All    All         As Listed Below
 [_]    [_]         [_]
List Exceptions:
                --------------------

                --------------------

                --------------------
Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

     For   Against     Abstain

2c.  [_]     [_]         [_]

 3.  [_]     [_]         [_]

 4.  [_]     [_]         [_]

[BAR CODE]


- -----------------------------
Date

X
- ------------------------------
Signature

X
- ------------------------------
Signature If Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .       For Election of Nominees:
        .       Mark "FOR ALL" if you wish to vote for all nominees.
        .       Mark "WITHHOLD ALL" if you wish to vote against all nominees.
        .       Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .       Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
        .       Make dark, heavy marks within the appropriate box to indicate your selection.
        .       Use a pencil or pen--black or blue ink only--to complete the form.
        .       Do not make any stray marks on the form.
        .       Erase all unwanted marks completely.

                 Proper Marks     For     Against     Abstain

                    [Example of Proper marks appears here]

                 Improper Marks   For     Against     Abstain

                   [Example of Improper marks appears here]

 .       If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

 .       If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .       NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .       It is very important that you date and sign your card. Failure to do so may result in your proxy being declared invalid.

 .       After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                     PROXY

Prudential Mortgage Income Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Mortgage Income Fund, Inc. held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.    Election of Directors

       Nominees:  Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold,
                  Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters, and Louis A. Weil, III

2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

3. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

This Proxy when executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1. Election of Nominees
 For    Withhold    For All Except
 All    All         As Listed Below
 [_]    [_]         [_]
List Exceptions:
                --------------------

                --------------------

                --------------------
Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

     For   Against     Abstain

2c.  [_]     [_]         [_]

 3.  [_]     [_]         [_]

 4.  [_]     [_]         [_]

[BAR CODE]


- -----------------------------
Date

X
- ------------------------------
Signature

X
- ------------------------------
Signature If Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .       For Election of Nominees:
        .       Mark "FOR ALL" if you wish to vote for all nominees.
        .       Mark "WITHHOLD ALL" if you wish to vote against all nominees.
        .       Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .       Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
        .       Make dark, heavy marks within the appropriate box to indicate your selection.
        .       Use a pencil or pen--black or blue ink only--to complete the form.
        .       Do not make any stray marks on the form.
        .       Erase all unwanted marks completely.

                 Proper Marks     For     Against     Abstain

                    [Example of Proper marks appears here]

                 Improper Marks   For     Against     Abstain

                   [Example of Improper marks appears here]

 .       If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

 .       If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .       NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .       It is very important that you date and sign your card. Failure to do so may result in your proxy being declared invalid.

 .       After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                     PROXY

Prudential National Municipals Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential National Municipals Fund, Inc. held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.    Election of Directors

       Nominees:  Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold,
                  Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters, and Louis A. Weil, III

2(a). To approve an amendment of the Fund's investment restrictions regarding investment in shares of other investment companies.
2(c). To approve an amendment of the Fund's investment restrictions to increase the Fund's borrowing limitation.
2(f). To approve an amendment of the Fund's investment restrictions to expand the use of futures contracts and related options.
2(g). To approve elimination of the Fund's investment restriction relating to the purchase and sale of puts and calls.
2(h). To approve elimination of the Fund's investment restriction limiting investment in Municipal Bonds and Notes.
2(l). To approve an amendment of the Fund's investment restrictions regarding the making of loans.

3. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

This Proxy when executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1. Election of Nominees
 For    Withhold    For All Except
 All    All         As Listed Below
 [_]    [_]         [_]
List Exceptions:
                --------------------

                --------------------

                --------------------
Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

     For   Against     Abstain

2c.  [_]     [_]         [_]

 3.  [_]     [_]         [_]

 4.  [_]     [_]         [_]

[BAR CODE]


- -----------------------------
Date

X
- ------------------------------
Signature

X
- ------------------------------
Signature If Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .       For Election of Nominees:
        .       Mark "FOR ALL" if you wish to vote for all nominees.
        .       Mark "WITHHOLD ALL" if you wish to vote against all nominees.
        .       Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .       Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
        .       Make dark, heavy marks within the appropriate box to indicate your selection.
        .       Use a pencil or pen--black or blue ink only--to complete the form.
        .       Do not make any stray marks on the form.
        .       Erase all unwanted marks completely.

                 Proper Marks     For     Against     Abstain

                    [Example of Proper marks appears here]

                 Improper Marks   For     Against     Abstain

                   [Example of Improper marks appears here]

 .       If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

 .       If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .       NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .       It is very important that you date and sign your card. Failure to do so may result in your proxy being declared invalid.

 .       After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                     PROXY

Prudential Structured Maturity Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, Marguerite E.H. Morrison and Grace
C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Structured Maturity Fund, Inc. held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.    Election of Directors

       Nominees:  Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold,
                  Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters, and Louis A. Weil, III

2.    N/A

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

This Proxy when executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1. Election of Nominees
 For    Withhold    For All Except
 All    All         As Listed Below
 [_]    [_]         [_]
List Exceptions:
                --------------------

                --------------------

                --------------------
Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

     For   Against     Abstain

2c.  [_]     [_]         [_]

 3.  [_]     [_]         [_]

 4.  [_]     [_]         [_]

[BAR CODE]


- -----------------------------
Date

X
- ------------------------------
Signature

X
- ------------------------------
Signature If Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .       For Election of Nominees:
        .       Mark "FOR ALL" if you wish to vote for all nominees.
        .       Mark "WITHHOLD ALL" if you wish to vote against all nominees.
        .       Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .       Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
        .       Make dark, heavy marks within the appropriate box to indicate your selection.
        .       Use a pencil or pen--black or blue ink only--to complete the form.
        .       Do not make any stray marks on the form.
        .       Erase all unwanted marks completely.

                 Proper Marks     For     Against     Abstain

                    [Example of Proper marks appears here]

                 Improper Marks   For     Against     Abstain

                   [Example of Improper marks appears here]

 .       If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

 .       If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .       NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .       It is very important that you date and sign your card. Failure to do so may result in your proxy being declared invalid.

 .       After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.